                                                       EXHIBIT 10 (e)(i)




                         CABOT CORPORATION

                   SUPPLEMENTAL CASH BALANCE PLAN



                              PREAMBLE
                              --------

     A supplemental pension program was authorized by a vote of the Board of Directors of Cabot Corporation (the "Corporation")

on September 10, 1976.  Pursuant to that vote, letter agreements were entered into between the Corporation and certain of the

Corporation's executive officers.

     The Supplemental Cash Balance Plan (as herein amended and

restated, and as the same may hereafter be amended, the

"Supplemental CBP") was originally adopted pursuant to a vote of the Board of Directors of the Corporation on February 10, 1984,

its purpose being to provide benefits to a designated group of managers who are highly compensated employees of the Corporation or its subsidiaries, supplemental to the benefits provided under the Corporation's tax-qualified pension program.  The Corporation currently provides tax-qualified pension benefits through its

Cash Balance Plan (together with predecessor programs, the "Cash

Balance Plan").  The terms of the Supplemental CBP as amended and restated and set forth herein, applicable to the Cash Balance

Plan, are effective as of September 9, 1988.











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                         SECTION 1

                        Definitions
                        -----------

     When used herein, the words and phrases defined shall have the following meanings unless a different meaning is clearly required by the context.  Terms used herein which are defined in

Article 1 of the Cash Balance Plan shall have the meanings

assigned to them in the Cash Balance Plan unless a different meaning is set forth below.

     1.1.  "Beneficiary" means the individual(s) or entity(ies)

entitled under Section 3.7 below to receive any benefits

hereunder upon the death of a Supplemental CBP Participant.

     1.2.  "Change in Control" has the same meaning as in the

Cabot Retirement Incentive Savings Plan.

     1.3.  "Committee" means the Compensation Committee of the

Board of Directors.

     1.4.  "Retirement" means termination of employment with the

Group following attainment of (i) age fifty-five (55) with at least ten years of Service, or (ii) age 65.  An individual whose employment has terminated by reason of Retirement shall be

treated as having "Retired."

     1.5.  "Supplemental CBP Participant" has the meaning

provided in Section 2 below.

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                                SECTION 2

                              Participation
                              -------------

      2.1.  PARTICIPATION.  Those Participants in the Cash Balance

Plan whose base salary for any year (as determined by the

Committee), before reduction for deferrals, if any, under the

Cabot Retirement Incentive Savings Plan, the Corporation's

nonqualified Deferred Compensation Plan, or any salary deferral under Section 125 of the Code, equals or exceeds the dollar

limitation applicable to such year under Section 401(a)(17) of the Code, shall be eligible to participate in and accrue benefits under this Supplemental CBP (any such individual, a "Supplemental

CBP Participant").  For purposes of Section 3(36) of ERISA, the

Supplemental CBP shall be treated as two separate plans, one of which will be deemed to provide only benefits (if any) in excess of the limitations of Section 415 of the Code.

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                             SECTION 3

                             Benefits
                             --------

      3.1.  AMOUNT OF BENEFITS.  The amount of the benefit payable by the

Corporation under this Supplemental CBP with respect to a Supplemental CBP

Participant shall be:  (i) the Accrued Benefit, if any, which would be payable with respect to such individual under the Cash Balance Plan (determined after applying the vesting schedule under the Cash Balance Plan and any special vesting applicable upon a Change in Control) if such Accrued Benefit were determined without regard to the limitations of Sections 401(a)(17) and 415 of the Code (and the corresponding limitations under the Cash Balance Plan) and based on Compensation unreduced for any deferrals under the Corporation's nonqualified Deferred Compensation Plan (except that in determining whether the

Supplemental CBP Participant is entitled to, and the amount of, a benefit hereunder determined by reference to the additional credit described in Section

3.4(b) and Appendix D of the Cash Balance Plan, the amount described in Section

1(a) of Appendix D of the Cash Balance Plan shall be determined for purposes of this clause (i) by taking into account -- i.e., by reducing

Compensation for -- any deferrals under the Corporation's nonqualified

Deferred Compensation Plan), REDUCED by (ii) the benefit actually payable with respect to the Supplemental CBP Participant under the Cash Balance Plan.

      3.2.  FORM OF BENEFIT PAYMENTS.  The benefit payable to a

Supplemental CBP Participant as determined under Section 3.1

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hereunder shall be paid in the same form and commencing at the same time as the

Supplemental CBP Participant's benefit under the Cash Balance Plan;

provided, however, that in the discretion of the Committee the actuarial equivalent of the benefit hereunder, determined on the basis of actuarial assumptions chosen in accordance with Section 3.4 hereof, shall instead be paid in an immediate lump sum or on such other accelerated basis as the Committee may determine.  The proviso in the preceding sentence shall apply, in the case of a Supplemental CBP Participant who Retires, dies, or becomes a Disabled

Participant, only if the present value of the amount payable under Section 3.1

(determined on the basis of such actuarial assumptions) is less than $50,000.

Notwithstanding the foregoing provisions of this Section, if the employment of a Supplemental CBP Participant shall be terminated without cause (as determined under Section 4.2 hereof) within the three-year period immediately following a

Change in Control, payment of such Supplemental CBP Participant's benefit hereunder shall be made in a lump sum payment.

        3.3.  DEATH BENEFITS.  If a Supplemental CBP Participant

dies before his or her Benefit Commencement Date, the Corporation shall pay to the decedent's Beneficiary a benefit equal to the actuarial equivalent (determined on the basis of actuarial

assumptions chosen in accordance with Section 3.4 hereof) of the death benefit that would be payable under the Cash Balance Plan if such benefit were determined without regard to the limitations of Sections 401(a)(17) and 415 of the Code (and the corresponding

                                -5-









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limitations under the Cash Balance Plan) and based on

Compensation unreduced for any deferrals under the Corporation's nonqualified Deferred Compensation Plan (except that in

determining any death benefit with respect to a Supplemental CBP

Participant described in Section 6.5(e)(iii) of the Cash Balance

Plan, the amount described in Section 3(a) of Appendix D of the

Cash Balance Plan shall be determined for purposes of this

Section 3.3 on the basis of "average monthly compensation" (as that term is used in Section 6.5(e)(iii) of the Cash Balance

Plan) determined without regard to the limitations of Section

401(a)(17) but after reduction for any deferrals under the

Corporation's nonqualified Deferred Compensation Plan), REDUCED by the death benefit actually payable under the Cash Balance

Plan.  No death benefit shall be payable if the Supplemental CBP

Participant dies after his or her Benefit Commencement Date,

except to the extent the form of payment applicable with respect to the Supplemental CBP Participant under Section 3.2 provided for payments to a survivor.

        3.4.  ACTUARIAL EQUIVALENCY, ETC.   Benefits payable

hereunder shall be actuarially adjusted to carry out the purposes of this Supplemental CBP, which is intended (i) to offset

reductions in the value of benefits under the Cash Balance Plan attributable to (A) the limitations of Sections 401(a)(17) and

415 of the Code and (B) reductions in Compensation caused by deferrals under the Corporation's nonqualified Deferred

Compensation Plan, and (ii) to ensure that the different ways in

                                -6-









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which the aggregate benefit hereunder and under the Cash Balance Plan may be paid are of substantially equivalent value.  The actuarial assumptions used in determining actuarial equivalency hereunder shall be determined from time to time by the Committee and may, but need not, be the same as those used to determine actuarial equivalency under the Cash Balance Plan;

provided, that upon and following a Change in Control, the actuarial assumptions used for purposes of this Supplemental CBP shall not be less favorable to Supplemental CBP Participants or their Beneficiaries than those last specified by the Committee prior to the Change in Control, or to the extent none was so specified, than those applicable under the Cash Balance

Plan.

        3.5.  TIME OF BENEFIT PAYMENTS.  Benefits due under Section

3.1 above shall be paid commencing as soon as practicable after the Supplemental CBP Participant's Benefit Commencement Date.

Survivor benefits due under Section 3.2 above shall be paid

commencing as soon as practicable following the receipt by the

Employer of notice of the Supplemental CBP Participant's death.

        3.6.  BENEFITS UNFUNDED.  This Supplemental CBP shall not be construed to create a trust of any kind or a fiduciary

relationship between any Employer and a Supplemental CBP

Participant.  Neither Supplemental CBP Participants nor their

Beneficiaries, nor any other person, shall have any rights

against any Employer or its assets in respect of any benefits hereunder, other than rights as general creditors.  Nothing in this Section 3.6, however, shall preclude an Employer from

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establishing and funding a trust for the purpose of paying

benefits hereunder, if such trust's assets are subject to the claims of the Employer's general creditors in the event of the

Employer's bankruptcy or insolvency.

        3.7.  DESIGNATION OF BENEFICIARY.  A Supplemental CBP

Participant may designate, in writing, one or more Beneficiaries under this Supplemental CBP who may be the same as or different from those named in the Cash Balance Plan to receive benefits, if any, payable upon the Supplemental CBP Participant's death;

provided, that in the case of a Supplemental CBP Participant who is married at time of death, the Supplemental CBP Participant's surviving spouse shall be treated as the sole Beneficiary unless he or she has consented (in accordance with procedures similar to those in the Cash Balance Plan relating to spousal consent) to the designation of one or more other Beneficiaries.  In the

absence of any Beneficiary so designated, benefits payable

following death shall be paid to the Supplemental CBP

Participant's surviving spouse, if any; if none (and if a death benefit is nevertheless payable under Section 3.3 above), to such person or persons (including the decedent's estate) as are

designated to receive any benefits remaining to be paid under the

Cash Balance Plan; or if none of the foregoing, to such person or persons as shall be designated by the Committee.

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                             SECTION 4

                        Certain Forfeitures
                        -------------------

        4.1.  FORFEITURE OF SUPPLEMENTAL BENEFITS.  Notwithstanding

anything to the contrary in this Supplemental CBP, benefits

payable hereunder shall be forfeited by the Supplemental CBP

Participant if the Supplemental CBP Participant's termination of employment was requested by an Employer and the termination was determined by the Committee to be for "cause."  For purposes of this Supplemental CBP, "cause" shall mean any action or failure to act by the Supplemental CBP Participant which the Committee in its sole discretion determines to have constituted negligence or misconduct in the performance of the Supplemental CBP

Participant's duty to his or her Employer.  Notwithstanding the foregoing provisions of this Section 4.2, in respect of any

termination of a Supplemental CBP Participant's employment

requested by such Employer within the three-year period

immediately following a Change in Control, "cause" shall mean only (i) the willful and continued failure by the Supplemental

CBP Participant to perform substantially his or her duties with the Employer, after a written demand for substantial performance is delivered to the Supplemental CBP Participant by the Employer

which demand specifies the manner in which the Employer believes that the Supplemental CBP Participant has not substantially

performed the Supplemental CBP Participant's duties, or (ii) the willful engaging by the Supplemental CBP Participant in conduct which is demonstrably and materially injurious to the Employer, monetarily or otherwise. For purposes of clauses (i) and (ii) of the preceding sentence, no act, or failure to act, on the

Supplemental CBP Participant's part shall be deemed "willful"

unless done, or omitted to be done, by the Supplemental CBP

Participant not in good faith and without reasonable belief that the Supplemental CBP Participant's act or failure to act was in the best interest of the Employer.

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                            SECTION 5

                          Administration
                          --------------

        5.1.  DUTIES OF COMMITTEE.  This Supplemental CBP shall be administered by the Committee in accordance with its terms and purposes.  The Committee shall determine, in accordance with

Section 3 hereunder, the amount and manner of payment of the benefits due to or on behalf of each Supplemental CBP Participant from this Supplemental CBP and shall cause them to be paid by the

Corporation accordingly.  The Committee may delegate its powers,

duties and responsibilities to one or more individuals (including in the discretion of the Committee employees of one or more

Employers) or one or more committees of such individuals.

        5.2.  FINALITY OF DECISION.  The decisions made, and the

actions taken, by the Committee in the administration of this

Supplemental CBP shall be final and conclusive with respect to all persons, and neither the Committee nor individual members thereof, nor its or their delegates hereunder, shall be subject to individual liability with respect to this Supplemental CBP.

        5.3.  BENEFIT CLAIMS; APPEAL AND REVIEW.

          (a)  If any person believes that he or she is being

     denied any rights or benefits under this Supplemental CBP,

     such person may file a claim in writing with the Committee.

     The Committee will notify such person of its decision with respect to such claim in writing.  If such claim is denied by the Committee, such notification will be written in a

     manner calculated to be understood by such person and will

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     contain (i) specific reasons for denial, (ii) specific

     reference to pertinent plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review.  Notification of Committee decisions

     with respect to claims will be given within 90 days after

     the claim is received by the Committee (or within 180 days,

     if special circumstances require an extension of time for

     processing the claim, and if written notice of such

     extension and circumstances is given to such person within the initial 90-day period).  If such notification is not

     given within such period, the claim will be considered

     denied as of the last day of such period and such person may request a review of his or her claim.

          (b)  Within 60 days after the date on which a person

     receives a written notice of a denied claim (or, if

     applicable, within 60 days after the date on which such

     denial is considered to have occurred) such person (or his or her duly authorized representative) may (i) file a

     written request with the Committee for a review of his or

     her denied claim and of pertinent documents and (ii) submit written issues and comments to the Committee.  The Committee will notify such person of its decision in writing.  Such

     notification will be written in a manner calculated to be

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     understood by such person and will contain specific reasons for the decision as well as specific references to pertinent plan provisions.  The decision on review will be made within

     60 days after the request for review is received by the

     Committee (or within 120 days, if special circumstances

     require an extension of time for processing the request,

     such as an election by the Committee to hold a hearing, and if written notice of such extension and circumstances is

     given to such person within the initial 60-day period).  If the decision on review is not made within such period, the claim will be considered denied.

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                                  SECTION 6

                          Amendment and Termination
                          -------------------------

        6.1.  AMENDMENT AND TERMINATION.  While the Corporation

intends to maintain this Supplemental CBP in conjunction with the

Cash Balance Plan for as long as it deems necessary, the Board of

Directors reserves the right to amend and/or terminate it at any time for whatever reasons it may deem appropriate; PROVIDED, that no such amendment shall reduce the benefit amount that a

Supplemental CBP Participant would be entitled to receive

hereunder if he or she were deemed to have terminated employment

(other than by reason of death) immediately prior to the date of such amendment.  Notwithstanding any other provision hereunder,

during the three-year period immediately following a Change in

Control, this Supplemental CBP may not be terminated, altered or amended in a way that would decrease future accrual of,

eligibility for, or entitlement to, a benefit hereunder.  This

Section 6.1 may not be altered or amended during that same three-

year period in any way except with the prior written consent of all of the then Supplemental CBP Participants.

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                            SECTION 7

                          Miscellaneous
                          -------------

        7.1.  NO EMPLOYMENT RIGHTS.  Nothing contained in this

Supplemental CBP shall be construed as a contract of employment between any Employer and a Supplemental CBP Participant, or as

giving any Supplemental CBP Participant the right to be continued

in the employment of an Employer, or as a limitation of the right of an Employer to discharge any Supplemental CBP Participant,

with or without cause.

        7.2.  ASSIGNMENT.  Subject to the provisions of this

Supplemental CBP relating to payment of benefits upon the death of a Supplemental CBP Participant, the benefits payable under this Supplemental CBP may not be assigned, alienated,

transferred, pledged, or encumbered.

        7.3.  WITHHOLDING, ETC.  Benefits payable under this

Supplemental CBP shall be subject to all applicable federal,

state or other tax withholding requirements.  To the extent any amount credited or accrued hereunder for the benefit of a

Supplemental CBP Participant's benefit is treated as "wages" for

FICA/Medicare or FUTA tax purposes on a current basis (or when vested) rather than when distributed, all as determined by the

Committee, then the Committee shall require that the Supplemental

CBP Participant either (i) timely pay such taxes in cash by

separate check to his or her Employer, or (ii) make other

arrangements satisfactory to such Employer (e.g., additional withholding from other wage payments) for the payment of such

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taxes.  To the extent a Supplemental CBP Participant fails to pay or provide for such taxes as required, the Committee may suspend the Supplemental CBP Participant's participation in the

Supplemental CBP or reduce benefits accrued hereunder.

        7.4. SCHEDULES.  The Committee may by Schedule modify the

benefits available hereunder to one or more specified

individuals.  The provisions of each such Schedule shall, with respect to the individual or individuals thereby affected, be deemed a part of the Supplemental CBP and shall be incorporated herein.

        7.5. LAW APPLICABLE.  This Supplemental CBP shall be

construed in accordance with the laws of the Commonwealth of

Massachusetts.

        IN WITNESS WHEREOF, this instrument is executed this

20th day of December, 1994.

                                           CABOT CORPORATION

                                           By  /s/ Karen M. Morrissey
                                              _________________________
                                                 Vice President

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                              SCHEDULE A
                                  TO
                    SUPPLEMENTAL CASH BALANCE PLAN


     Effective May 13, 1994, the Board of Directors deemed it advisable to provide certain additional benefits to one or more
Supplemental CBP Participants.

     NOW, THEREFORE, the Supplemental CBP is hereby amended as follows:

        1.   "Schedule A Participant" shall mean Samuel W. Bodman.

        2. Amount of benefit. Effective January 1, 1987, for the Schedule A Participant, his total benefit determined under Sections 3.1 and 3.3 of the Supplemental CBP shall be equal to two times the benefit which would otherwise be provided under those Sections.

        IN WITNESS WHEREOF, this Schedule A is executed this twentieth day of December, 1994.


                                                   CABOT CORPORATION



                                                   By  /s/ Karen M. Morrissey
                                                       ______________________
                                                           Vice President

                              SCHEDULE B
                                  TO
                    SUPPLEMENTAL CASH BALANCE PLAN


     Effective May 13, 1994, the Board of Directors deemed it advisable to provide certain additional benefits to one or more
Supplemental CBP Participants.

     NOW, THEREFORE, the Supplemental CBP is hereby amended as follows:

        1.   "Schedule B Participant" shall mean Kennett F. Burnes.

        2. Amount of benefit. Effective November 12, 1987, for the Schedule B Participant, his total benefit determined under Sections 3.1 and 3.3 of the Supplemental CBP shall be equal to two times the benefit which would otherwise be provided under those Sections.

        IN WITNESS WHEREOF, this Schedule B is executed this twentieth day of December, 1994.


                                                      CABOT CORPORATION



                                                   By  /s/ Karen M. Morrissey
                                                       ______________________
                                                            Vice President

                              Schedule C
                                  TO
                    SUPPLEMENTAL CASH BALANCE PLAN


     Effective May 13, 1994, the Board of Directors deemed it advisable to provide certain additional benefits to one or more
Supplemental CBP Participants.

     NOW, THEREFORE, the Supplemental CBP is hereby amended as follows:

        1.   "Schedule C Participant" shall mean John D. Curtin, Jr.

        2. Amount of benefit. Effective June 1, 1989, for the Schedule C Participant, his total benefit determined under Sections 3.1 and 3.3 of the Supplemental CBP shall be equal to two times the benefit which would otherwise be provided under those Sections.

        IN WITNESS WHEREOF, this Schedule C is executed this twentieth day of December, 1994.


                                                       CABOT CORPORATION



                                                     By  /s/ Karen M. Morrissey
                                                         ______________________
                                                            Vice President

                              SCHEDULE D
                                  TO
                    SUPPLEMENTAL CASH BALANCE PLAN


     Effective May 13, 1994, the Board of Directors deemed it advisable to provide certain additional benefits to one or more
Supplemental CBP Participants.

     NOW, THEREFORE, the Supplemental CBP is hereby amended as follows:

        1.   "Schedule D Participant" shall mean Kenyon D. Gilson.

        2. Amount of benefit. Effective August 1, 1989, for the Schedule D Participant, his total benefit determined under Sections 3.1 and 3.3 of the Supplemental CBP shall be equal to two times the benefit which would otherwise be provided under those Sections.

        IN WITNESS WHEREOF, this Schedule D is executed this twentieth day of December, 1994.


                                                   CABOT CORPORATION



                                                 By  /s/ Karen M. Morrissey
                                                     ______________________
                                                          Vice President

                              SCHEDULE E
                                  TO
                    SUPPLEMENTAL CASH BALANCE PLAN


     Effective May 13, 1994, the Board of Directors deemed it advisable to provide certain additional benefits to one or more
Supplemental CBP Participants.

     NOW, THEREFORE, the Supplemental CBP is hereby amended as follows:

        1.   "Schedule E Participant" shall mean Robert Rothberg.

        2. Amount of benefit. Effective October 18, 1993, after completion of three years of Service with Cabot Corporation as determined under the Cash Balance Plan, for the Schedule E Participant, his total benefit determined under Sections 3.1 and 3.3 of the Supplemental CBP shall be equal to two times the benefit which would otherwise be provided under those Sections.

        IN WITNESS WHEREOF, this Schedule E is executed this twentieth day of December, 1994.


                                                   CABOT CORPORATION



                                                 By  /s/ Karen M. Morrissey
                                                     ______________________
                                                         Vice President